Exhibit 10.7

Execution Version

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT, dated as of June 13, 2019 (this “Amendment”), is entered into by and among McAfee, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, McAfee Finance 2, LLC, a Delaware limited liability company, the Administrative Agent and the lenders from time to time party thereto are party to that certain Second Lien Credit Agreement, dated as of September 29, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes; and

WHEREAS, (i) each Lender party hereto (which collectively constitute the Required Lenders) has agreed, on the terms and conditions set forth herein, to consent to the amendments to the Credit Agreement as provided in Section 1 below;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date, hereby amended as follows:

(a) The following definitions are added to Section 1.01, in alphabetical order as follows:

“‘2019 Dividend’ means a Restricted Payment made on the Second Amendment Effective Date in an amount not to exceed $680,836,027.09.

‘BHC Act Affiliate’ of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

‘Covered Entity’ means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

‘Default Right’ has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

‘Non-Financing Lease Obligation’ means a lease obligation that is not required to be accounted for as a financing or capital lease on both the balance sheet and the income statement for financial reporting purposes in accordance with GAAP. For the avoidance of doubt, a straight-line or operating lease (including any lease that would not have been a capital lease under GAAP as of December 31, 2017) shall be considered a Non-Financing Lease Obligation.

‘Second Amendment’ means that certain Amendment No. 2 to Second Lien Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Lenders party thereto, the Administrative Agent.

‘Second Amendment Effective Date’ means the date on which all of the conditions contained in Section 3 of the Second Amendment have been satisfied or waived, which date, for the avoidance of doubt, is June 13, 2019.

‘QFC’ has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(b) The definition of “Capitalized Lease Obligation” in Section 1.01 is hereby amended and restated in its entirety as follows:

“‘Capitalized Lease Obligation’ means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital or finance lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP and, for the avoidance of doubt, shall not include any operating lease or other Non-Finance Lease Obligation.”

(c) The definition of “GAAP” in Section 1.01 is hereby amended by deleting the words “(i) the amount of any Indebtedness under GAAP with respect to Capitalized Lease Obligations and Attributable Indebtedness shall be determined in accordance with Section 1.03 and (ii)” contained therein.

(d) The definition of “Indebtedness” in Section 1.01 is hereby amended by the following:

(1) designating the existing clause (3)(vi) “asset retirement obligations and obligations in respect of reclamation and workers compensation (including pensions and retiree medical care);” as the new clause (3)(vii).

(2) inserting the clause “any Non-Financing Lease Obligation, and” as clause (3)(vi) after clause (3)(v), and

(3) deleting “and” from clause (3)(v).

(e) Clause (39) of the definition of “Permitted Liens” in Section 1.01 is hereby amended by replacing all references to “4.50 to 1.00” with a reference to “5.00 to 1.00” and by replacing all references to “5.50 to 1.00” with a reference to “6.00 to 1.00”.

(f) Section 1.03 is hereby amended by the following:

(1) deleting the words “and (ii) unless the Borrower has requested an amendment pursuant to the second paragraph of the definition of “GAAP” with respect to the treatment of operating leases and Capitalized Lease Obligations under GAAP (or IFRS) and until such amendment has become effective, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as Capitalized Lease Obligations in the financial statements to be delivered pursuant to Section 6.01” contained therein, and

(2) deleting “(i)” immediately prior to the words “all terms of an accounting or financial nature used herein shall be construed”.

(g) Section 2.14(4)(c)(A) is hereby amended by inserting the words “(for the avoidance of doubt, it being agreed that as of the Second Amendment Effective Date, no Incremental Loans or Incremental Commitments have been incurred to this clause (1))” immediately prior to the words “plus (2) the aggregate amount of (w) voluntary prepayments, redemptions or repurchases of Incremental Loans and Permitted Incremental Equivalent Debt” contained therein.

(h) Section 2.14(4)(c)(D)(x) is hereby amended by replacing the words “does not exceed 5.25 to 1.00” with the words “does not exceed 5.75 to 1.00”.

(i) Section 2.14(4)(c)(D)(y) is hereby amended by replacing the words “does not exceed 5.50 to 1.00” with the words “does not exceed 6.00 to 1.00”.

(j) Section 7.02 is hereby amended by the following:

(1) replacing all references to “4.50 to 1.00” with a reference to “5.00 to 1.00”,

(2) replacing all references to “5.50 to 1.00” with a reference to “6.00 to 1.00”,

(3) replacing all references to “5.75 to 1.00” with a reference to “6.25 to 1.00”.

(k) Section 7.02(b)(2)(x)(i) is hereby amended by replacing the words “as in effect on the date hereof” in each place that they appear with the words “as in effect on the Second Amendment Effective Date”.

(l) Section 7.05(a) is hereby amended by replacing the words “Closing Date” appearing immediately prior to the words “(excluding Restricted Payments permitted by 7.05(b) other than clause (1) thereof)” contained therein with the words “Second Amendment Effective Date”.

(m) Section 7.05(b)(10) is hereby amended by inserting the words “after the Second Amendment Effective Date” immediately prior to the words “not to exceed not to exceed (as of the date any such Restricted Payment is made) $125.0 million” contained therein.

(n) Section 7.05(b)(14)(c) is hereby amended by inserting the words “limitations under Section 163 of the” immediately prior to the words “Code and the calculation under the applicable state and local tax laws of taxable income and taxable losses and the extent to which such losses may offset such income” contained therein.

(o) Section 7.05(b)(23) is hereby amended by the following:

(1) inserting the clause “the 2019 Dividend.” immediately after Section 7.05(b)(23) as the new Section 7.05(b)(24),

(2) replacing the period at the end of Section 7.05(b)(23) with “; and”, and

(3) removing “and” from the end of Section 7.05(b)(22).

(p) Insert the following words immediately after Section 10.25 as the new Section 10.26.

“Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender hereunder shall in no event affect the rights of any Covered Party under a Supported QFC or any QFC Credit Support.”

SECTION 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 2 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties of the Loan Parties contained in the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 2 Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from the Lenders constituting the Required Lenders and each Loan Party.

SECTION 4. Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder or in connection herewith, including all Attorney Costs of a single U.S. counsel to the Administrative Agent.

SECTION 5. Execution in Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging (including in.pdf format) means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Clauses (b) and (c) of Section 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 7. Headings. The headings of this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 8. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date.

SECTION 9. Reaffirmation. Each of the Loan Parties hereby consents to the amendment of the Credit Agreement described in Section 1 of this Amendment and hereby confirms its respective guarantees, pledges, grants of security interests, subordinations and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such guarantees, pledges, grants of security interests, subordinations and other obligations, and the terms of each of the Loan Documents to which it is a party, except as expressly modified by this Amendment, are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect and shall also guarantee and secure all obligations as amended and reaffirmed pursuant to the Credit Agreement and this Amendment.

SECTION 10. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MCAFEE, LLC

By:	/s/ Michael Berry
Name: Michael Berry
Title: Chief Financial Officer

GUARANTORS:

MCAFEE FINANCE 2, LLC

MCAFEE EMPLOYEE HOLDINGS, LLC

MCAFEE EXECUTIVE HOLDINGS, INC.

MCAFEE PUBLIC SECTOR LLC

MCAFEE ACQUISITION CORP.

SKYHIGH NETWORKS ACQUISITION CORP. SKYHIGH NETWORKS HOLDINGS CORP. SKYHIGH NETWORKS, LLC

MCAFEE CONSUMER AFFAIRS NORTH, LLC

TUNNELBEAR, LLC

By:	/s/ Michael Berry
Name: Michael Berry
Title: Vice President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]